Exhibit 10.28

FOURTH AMENDMENT TO THE LOAN AGREEMENT

THIS FOURTH AMENDMENT TO THE LOAN AGREEMENT (the “Fourth Amendment”) is made as of January 24, 2025, by and between Phoenix Energy One, LLC (formerly known as Phoenix Capital Group Holdings, LLC) (the “Original Borrower”); Phoenix Operating, LLC (the “Additional Borrower”, and collectively, with Original Borrower, the “Borrower”); and Adamantium Capital LLC (the “Lender”).

RECITALS:

A. Borrower and Lender entered into that certain Loan Agreement, dated September 13, 2023, as amended by that certain Loan Agreement Amendment and Note Modification, dated October 30, 2023, that certain Second Amendment to the Loan Agreement, dated December 12, 2024, and that certain Third Amendment to the Loan Agreement, dated January 3, 2025 (collectively, the “Loan Agreement”).

B. The Loan is evidenced by the Subordinate Master Credit Note (Accrual Pay) and the Subordinate Master Credit Note (Current Pay) made by the Borrower in favor of Lender, dated September 13, 2023, as amended by that certain Loan Agreement Amendment and Note Modification, dated October 30, 2023; that certain Second Amendment to the Subordinate Master Credit Notes (Current Pay Note and Accrual Pay Note), dated December 12, 2024; and that certain Third Amendment to the Subordinate Master Credit Notes (Current Pay Note and Accrual Pay Note), dated January 3, 2025 (collectively, the “Notes”).

C. Lender and Borrower now desire to enter into this Fourth Amendment for the purpose of modifying the name of the Original Borrower pursuant to its recent name change as filed with the Delaware Secretary of State.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Except as modified hereby, all capitalized terms used in this Fourth Amendment will have the respective meanings assigned thereto in the Loan Agreement.

2. Original Borrower Name Change. All references to “Phoenix Capital Group Holdings, LLC” and “Original Borrower” shall now refer to Phoenix Energy One, LLC.

3. Ratification; No Novation; Reaffirmation of Grant of Security Interest. Borrower promises and agrees to pay and perform the obligations of payment and performance set forth in the Loan Agreement, as hereby modified and amended, and further agrees to perform all of its requirements, conditions and obligations under the terms of the Loan Documents as modified and amended, all such documents being hereby ratified and affirmed. The execution and delivery of this Fourth Amendment shall not constitute a novation or accord and satisfaction of any Loan Document, or a modification of any lien, encumbrance or security title, if any, securing the obligations thereunder. All references in the Loan Documents to the Loan Agreement shall hereinafter be deemed to be a reference to such document as amended by this Fourth Amendment.

4. Applicable Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

5. Binding Effect. This Fourth Amendment shall be binding on and inure to the benefit of any assignee or the respective successors and assigns of the parties hereto.

6. Counterparts; Telecopied Signatures. This Fourth Amendment may be executed in any number of counterparts each of which shall be deemed an original and shall constitute one and the same instrument. This Fourth Amendment may be signed electronically by any party, and such electronic signature shall be deemed to have the same legal effect as delivery of an original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be signed by its duly authorized representative as of the day and year first above written.

ORIGINAL BORROWER: PHOENIX ENERGY ONE, LLC (f/k/a PHOENIX CAPITAL GROUP HOLDINGS, LLC), a Delaware limited liability company
By: Phoenix Equity Holdings, LLC
Its: Sole Member

By:	/s/ Lindsey Wilson
Name:	Lindsey Wilson
Its:	Chief Business Officer

ADDITIONAL BORROWER: PHOENIX OPERATING, LLC, a Delaware limited liability company
By: Phoenix Energy One, LLC (f/k/a Phoenix Capital Group Holdings, LLC)
Its: Sole Member

By: Phoenix Equity Holdings, LLC
Its: Sole Member

By:	/s/ Lindsey Wilson
Name:	Lindsey Wilson
Its:	Chief Business Officer

LENDER:

ADAMANTIUM CAPITAL LLC, a Delaware limited liability company

By:	/s/ Lindsey Wilson
Name:	Lindsey Wilson
Title:	Chief Business Officer

[Signature Page of Fourth Amendment to Loan Agreement]